RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2012
RELATED PARTY TRANSACTIONS
Schedule of recognized revenue and cost of net sales for sales of telecommunications equipment and services to affiliates of Softbank

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net sales	$92,011	$94,201	$46,267
Cost of net sales	51,448	33,790	19,147

Gross profit	$40,563	$60,411	$27,120